Exhibit 99.1

FOR IMMEDIATE RELEASE	Contacts: Timothy A. Bonang, Vice President, Investor Relations
Elisabeth A. Heiss, Manager, Investor Relations
(617) 796-8245
www.fivestarseniorliving.com

Five Star Quality Care, Inc. Reports First Quarter 2012 Results

Newton, MA (April 30, 2012).  Five Star Quality Care, Inc. (NYSE: FVE) today announced its financial results for the quarter ended March 31, 2012.

First Quarter 2012 Financial Highlights:

•                  Total revenues for the first quarter of 2012 increased 12.5% to $346.1 million from $307.6 million for the same period in the previous year.

•                  Income from continuing operations for the first quarter of 2012 was $746,000 compared to $5.9 million for the same period in the previous year.

•                  Income per share from continuing operations for the first quarter of 2012 was $0.02 per basic and diluted share, compared to $0.16 and $0.15 per share, basic and diluted, respectively, for the same period in the previous year.

•                  Earnings before interest, taxes, depreciation and amortization, or EBITDA, for the first quarter of 2012 was $8.9 million compared to $10.8 million for the same period in the previous year.  A reconciliation of income from continuing operations determined in accordance with U.S. generally accepted accounting principles, or GAAP, to EBITDA and EBITDA excluding certain items for the quarters ended March 31, 2012 and 2011 appears later in this press release.

First Quarter 2012 Operating Highlights:

•                  Senior living occupancy at our owned and leased senior living communities for the first quarter of 2012 was 85.9% compared to 85.6% for the same period in the previous year.

•                  Senior living average daily rate, or ADR, at our owned and leased senior living communities for the first quarter of 2012 decreased by 3.8% to $146.50 from $152.27 for the same period in the previous year.  This decrease is primarily due to the CMS Medicare rate reduction which went into effect October 1, 2011.

•                  The percentage of senior living revenues derived from residents’ private resources at our owned and leased senior living communities for the first quarter of 2012 increased to 74.5% from 71.2% for the same period in the previous year.

•                  For those owned and leased senior living communities that we operated continuously since January 1, 2011, or comparable communities, occupancy for the first quarter of 2012 and 2011 was 85.6%.

•                  The ADR at comparable communities for the first quarter of 2012 decreased by 1.1% to $150.64 from $152.27 for the same period in the previous year.  This decrease is primarily due to the CMS Medicare rate reduction which went into effect October 1, 2011.

Conference Call:

On April 30, 2012 at 10:00 a.m. Eastern Time, we will host a conference call to discuss the first quarter financial results.  Following management’s presentation, there will be a question and answer period.

The conference call telephone number is (800) 230-1074.  Participants calling from outside the United States and Canada should dial (612) 234-9960. No pass code is necessary to access the call from either number. Participants should dial in about 15 minutes prior to the scheduled start of the call.  A replay of the conference call will be available through 11:59 p.m. Eastern Time, May 7, 2012. To hear the replay, dial (800) 475-6701. Participants calling from outside the United States and Canada should dial (320) 365-3844.  The replay pass code is 242631.

A live audio webcast of the conference call will also be available in a listen only mode on the Company’s website at www.fivestarseniorliving.com.  Participants wanting to access the webcast should visit the Company’s website about five minutes before the call.  The archived webcast will be available for replay on the Company’s website for about one week after the call.  The recording and retransmission in any way of the Company’s first quarter 2012 conference call is strictly prohibited without the prior written consent of the Company.  The Company’s website is not incorporated as part of this press release.

About Five Star Quality Care, Inc.:

Five Star Quality Care, Inc. is a senior living and healthcare services company.  We operate 247 senior living communities with 27,503 living units located in 30 states, including 31 communities (2,954 living units) that we own and operate, 191 communities (20,811 living units) that we lease and operate and 25 communities (3,738 living units) that we manage.  These communities include independent living, assisted living and skilled nursing communities.  We also operate five institutional pharmacies and two rehabilitation hospitals.  We are headquartered in Newton, Massachusetts.

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Supplemental Information, Page 1 of 7

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED STATEMENT OF INCOME

 (in thousands, except per share data)

(unaudited)

	Three months ended March 31,
	2012	2011
Revenues:
Senior living revenue	$276,220	$262,654
Rehabilitation hospital revenue	26,787	25,625
Institutional pharmacy revenue	18,621	19,337
Management fee revenue	1,088	—
Reimbursed costs incurred on behalf of managed communities	23,405	—
Total revenues	346,121	307,616

Operating expenses:
Senior living wages and benefits	138,374	129,761
Other senior living operating expenses	66,962	62,980
Cost incurred on behalf of managed communities	23,405	—
Rehabilitation hospital expenses	24,119	24,053
Institutional pharmacy expenses	18,750	18,889
Rent expense	50,227	47,499
General and administrative	15,455	13,670
Depreciation and amortization	6,316	4,307
Total operating expenses	343,608	301,159

Operating income	2,513	6,457

Interest, dividend and other income	217	319
Interest and other expense	(1,426)	(501)
Acquisition related costs	—	(102)
Equity in income of Affiliates Insurance Company	45	37
(Loss) gain on sale of available for sale securities reclassified from other comprehensive income	(1)	76

Income from continuing operations before income taxes	1,348	6,286
Provision for income taxes	(602)	(379)
Income from continuing operations	746	5,907
Loss from discontinued operations	(377)	(1,774)

Net income	$369	$4,133

Weighted average shares outstanding - basic	47,899	36,020

Weighted average shares outstanding - diluted	47,899	38,909

Basic income per share from:
Continuing operations	$0.02	$0.16
Discontinued operations	(0.01)	(0.04)
Net income per share - basic	$0.01	$0.12

Diluted income per share from:
Continuing operations	$0.02	$0.15
Discontinued operations	(0.01)	(0.04)
Net income per share - diluted	$0.01	$0.11

Supplemental Information, Page 2 of 7

FIVE STAR QUALITY CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEET DATA

(in thousands)

(unaudited)

	March 31, 2012	December 31, 2011
Assets
Current assets:
Cash and cash equivalents	$26,645	$28,374
Accounts receivable, net of allowance	65,106	64,265
Investments in available for sale securities	8,773	9,114
Restricted cash	5,749	4,838
Prepaid expenses and other current assets	26,294	26,250
Assets of discontinued operations	8,515	8,675
Total current assets	141,082	141,516

Property and equipment, net	353,539	353,065
Restricted cash	6,317	4,092
Restricted investments in available for sale securities	12,871	13,115
Goodwill, equity investment and other long term assets	71,458	71,689
Total assets	$585,267	$583,477

Liabilities and Shareholders’ Equity
Current liabilities:
Bridge loan from Senior Housing Properties Trust	$38,000	$38,000
Other current liabilities	151,067	151,331
Total current liabilities	189,067	189,331

Mortgage notes payable	38,446	38,714
Convertible senior notes	37,282	37,282
Other long term liabilities	39,505	37,956
Shareholders’ equity	280,967	280,194
Total liabilities and shareholders’ equity	$585,267	$583,477

Supplemental Information, Page 3 of 7

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended
	March 31,
	2012	2011

Number of owned and leased communities (end of period)	222	209
Number of owned and leased living units (end of period)	23,765	22,176
Number of living units % growth	7.2%

Occupancy	85.9%	85.6%
Average daily rate (ADR)	$146.50	$152.27
ADR % growth	-3.8%

Percent breakdown of senior living revenues:
Medicaid	12.5%	12.8%
Medicare	13.0%	16.0%
Private and other sources	74.5%	71.2%
Total	100.0%	100.0%

Senior living revenues	$276,220	$262,654
Senior living revenues % growth	5.2%

Senior living wages and benefits	$138,374	$129,761
Senior living wages and benefits as a % of senior living revenues	50.1%	49.4%
Other senior living operating expenses	$66,962	$62,980
Other senior living operating expenses as a % of senior living revenues	24.2%	24.0%
Community expenses % growth(2)	6.5%

(1)	Excludes data for managed communities and discontinued senior living operations.
(2)	Community expenses consist of senior living wages and benefits and other senior living operating expenses as shown on our condensed consolidated statement of income.

Supplemental Information, Page 4 of 7

FIVE STAR QUALITY CARE, INC.

COMPARABLE SENIOR LIVING COMMUNITY OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended
	March 31,(2)
	2012	2011

Number of owned and leased communities (end of period)	209	209
Number of owned and leased living units (end of period)	22,176	22,176

Occupancy	85.6%	85.6%
Average daily rate (ADR)	$150.64	$152.27
ADR % growth	-1.1%

Percent breakdown of senior living revenues:
Medicaid	13.0%	12.8%
Medicare	13.6%	16.0%
Private and other sources	73.4%	71.2%
Total	100.0%	100.0%

Senior living revenues	$263,606	$262,654
Senior living revenues % growth	0.4%

Senior living wages and benefits	$134,142	$129,761
Senior living wages and benefits as a % of senior living revenues	50.9%	49.4%
Other senior living operating expenses	$63,797	$62,980
Other senior living operating expenses as a % of senior living revenues	24.2%	24.0%
Community expenses % growth(3)	2.7%

(1)	Excludes data for managed communities and discontinued senior living operations.
(2)	Communities that we have operated continuously since January 1, 2011.
(3)	Community expenses consist of senior living wages and benefits and other senior living operating expenses as shown on our condensed consolidated statement of income.

Supplemental Information, Page 5 of 7

FIVE STAR QUALITY CARE, INC.

SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

(in thousands)

	Three months ended
	March 31,
	2012	2011

Independent and assisted living community revenue	$223,111	$207,631
Skilled nursing facility revenue	53,109	55,023
Total senior living revenue	$276,220	$262,654

Independent and assisted living community wages and benefits	$103,912	$95,245
Skilled nursing facility wages and benefits	34,462	34,516
Total senior living wages and benefits	$138,374	$129,761

Independent and assisted living community operating expenses	$54,138	$49,666
Skilled nursing facility operating expenses	12,824	13,314
Total other senior living operating expenses	$66,962	$62,980

(1)    Excludes data for managed communities and discontinued senior living operations.

COMPARABLE SENIOR LIVING COMMUNITY FINANCIAL DATA(1)

	Three months ended
	March 31,(2)
	2012	2011

Independent and assisted living community revenue	$210,497	$207,631
Skilled nursing facility revenue	53,109	55,023
Total senior living revenue	$263,606	$262,654

Independent and assisted living community wages and benefits	$99,680	$95,245
Skilled nursing facility wages and benefits	34,462	34,516
Total senior living wages and benefits	$134,142	$129,761

Independent and assisted living community operating expenses	$50,973	$49,666
Skilled nursing facility operating expenses	12,824	13,314
Total other senior living operating expenses	$63,797	$62,980

(1)	Excludes data for managed communities and discontinued senior living operations.
(2)	Communities that we have operated continuously since January 1, 2011.

Supplemental Information, Page 6 of 7

FIVE STAR QUALITY CARE, INC.

OTHER OPERATING DATA(1)

(dollars in thousands, except average daily rate)

	Three months ended
	March 31,
	2012	2011
Number of senior living communities (end of period)(2):
Assisted and independent living communities, owned	31	24
Assisted and independent living communities, leased	153	147
Assisted and independent living communities, managed	25	—
Total number of assisted and independent living communities	209	171

Skilled nursing communities, leased	38	38

Total number of senior living communities	247	209

Number of senior living units (end of period):
Assisted and independent living communities, owned	2,954	2,089
Assisted and independent living communities, leased(3)	17,388	16,664
Assisted and independent living communities, managed(4)	3,738	—
Total number of assisted and independent living units	24,080	18,753

Skilled nursing communities, leased(5)	3,423	3,423

Total number of senior living units	27,503	22,176

Senior living revenues:
Assisted and independent living communities	$219,903	$205,419
Skilled nursing communities	53,109	55,023
Other(6)	3,208	2,212
Total senior living revenues	$276,220	$262,654

Senior living data(7):
Assisted and independent living communities occupancy	86.6%	85.9%
Assisted and independent living communities ADR	$136.61	$141.45
Assisted and independent living communities ADR % growth	-3.4%

Skilled nursing communities occupancy	81.6%	83.8%
Skilled nursing communities ADR	$208.85	$213.03
Skilled nursing communities ADR % growth	-2.0%

Rehabilitation hospital data:
Rehabilitation hospital units	321	321
Rehabilitation hospital occupancy	60.4%	60.8%

(1)	Excludes data for institutional pharmacy operations and discontinued senior living operations.
(2)	Communities are categorized by the type of living units which constitute a majority of the total living units at the community.
(3)	Includes 2,052 skilled nursing units in communities where assisted living and independent living services are the predominant services provided for the three months ended March 31, 2012 and 2011.
(4)	Includes 71 skilled nursing units in communities where assisted and independent living services are the predominant services provided for the three months ended March, 31 2012.
(5)	Includes 77 assisted living and independent living units in communities where skilled nursing services are the predominant services provided for the three months ended March 31, 2012 and 2011.
(6)

Other senior living revenues relates primarily to rehabilitation and other specialty service revenues provided at residential facilities and does not include revenues from institutional pharmacy or rehabilitation hospital operations.

(7)	Excludes data for managed communities.

Supplemental Information, Page 7 of 7

FIVE STAR QUALITY CARE, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

 (in thousands, except per share data)

Earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA excluding certain items are not financial measures determined according to U.S. generally accepted accounting principles, or GAAP.  We consider EBITDA and EBITDA excluding certain items to be meaningful disclosures because we believe that the presentation of these non-GAAP financial measures may help investors to gain a better understanding of changes in our operating results, and may also help investors who wish to make comparisons between us and other companies on both a GAAP and a non-GAAP basis. These non-GAAP financial measures are used by management to evaluate our financial performance and for comparing our performance over time to the performance of our competitors.  EBITDA and EBITDA excluding certain items as presented may not, however, be comparable to amounts calculated by other companies.  This information should not be considered as an alternative to income from continuing operations, net income from continuing operations, net income or any other financial operating or performance measure established by GAAP.  The reconciliation of income from continuing operations to EBITDA and EBITDA excluding certain items is as follows:

	For the three months
	ended March 31,
	2012	2011
Income from continuing operations	$746	$5,907
Add: interest and other expense	1,426	501
Add: income tax expense	602	379
Add: depreciation and amortization	6,316	4,307
Less: interest, dividend and other income	(217)	(319)
EBITDA	8,873	10,775
Add: acquisition related costs	—	102
Less: gain on sale of investments in available for sale securities	—	(76)
Add: loss on sale of investments in available for sale securities	1	—
EBITDA excluding certain items	$8,874	$10,801